                                                                           10.58
                             PLEDGE AND ESCROW AGREEMENT


     THIS AGREEMENT, entered into this 31st day of March, 1998, by BNZ INCORPORATED, a California corporation (hereinafter referred to as "Guarantor"); and XCEL ARNOLD CIRCUITS, INC., a New Jersey corporation (hereinafter referred to as the "Lender").

                                     WITNESSETH:

     WHEREAS, pursuant to an Asset Purchase Agreement, as amended, dated as of January 9, 1998 (the "Asset Purchase Agreement"), Lender has agreed to sell to Arnold Circuits, Inc. (the "Borrower") certain of its assets; and

     WHEREAS, a portion of the purchase price of the Assets is being paid by the Borrower by virtue of the execution, in favor of Lender, of a $650,000.00 Promissory Note in the form annexed as EXHIBIT A to the Asset Purchase Agreement (the "Note"); and

     WHEREAS, the Lender has required, and Guarantor has agreed, to guarantee the payment of the Note (the "Guarantee"); and

     WHEREAS, the Guarantee requires, as a condition and obligation of Lender to effect the stock purchase and to make the loan, that Guarantor pledge, as collateral and security for the Guarantee, Two Hundred Fifty Thousand (250,000) Warrants to purchase the common stock of MicroTel International, Inc. (the "Collateral"); and

     WHEREAS, to induce Lender to accept Borrower's Note as partial payment for the Shares, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender has required and Guarantor has agreed to pledge the Collateral as set forth herein; and

     WHEREAS, the parties hereto are desirous of setting forth all of the agreements between them.

     NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, it is mutually understood and agreed by and between the parties hereto as follows:

     1. Guarantor does hereby assign, transfer and set over to Gallagher, Briody & Butler, of Princeton, New Jersey, as escrowee and agent for Lender (the "Escrowee"), all of its right, title and interest in and to Two Hundred Fifty Thousand (250,000) Warrants to purchase the common stock of MicroTel International, Inc. (the "Warrants"), together with all of its right, title and interest in and to all dividends, income and issue therefrom and all rights of preemption or other rights thereto attached, to have and to hold such shares of common stock, dividends, income, issues and rights to said Escrowee, its successors and assigns and to its own use and behalf however, subject, nevertheless to and upon the following terms and conditions.

     2. Guarantor warrants to Lender that the Warrants are fully paid for and that Guarantor has the absolute right thereto; that the Warrants are not subject to any lien, pledge or subject to any contract of sale; and that so long as the terms, provisions and conditions of this Agreement and those contained in the Note shall be in full force and effect, Guarantor shall not sell, assign, transfer, pledge, encumber or in any other way dispose of any or all of the Warrants.

     3. (a) In case any one or more of the following events (herein called "Events of Default") shall happen:

               (1) Default in payment of the principal and interest payments when due pursuant to the Note;

               (2) Default in performance or observance of any of the covenants or agreements contained in this Agreement;

               (3) The Guarantor shall become insolvent or file a petition in bankruptcy, or if a petition in bankruptcy shall be filed against Guarantor or if a petition for reorganization, whether voluntary or involuntary, shall be filed by or against the Guarantor, or if the Guarantor as an insolvent shall take advantage of any other relief, now or hereafter, permitted by the federal bankruptcy law or any state insolvency law, or if the Guarantor shall make a general assignment for the benefit of creditors, or if an order of judgment or decree shall be entered by any court appointing a receiver of the Guarantor, or of any of their property, or proceedings shall be commenced for the dissolution of the Guarantor, or if a money judgment or a judgment for the transfer or delivery of property shall be entered against the Guarantor; or

               (4) Any other Event of Default as defined in the Note by and among the parties of even date herewith.

               Then, at the occurrence of each and any such Event of Default, the Lender may declare the end principal balance of the loan due and payable (if not then due and payable) and upon such declaration, the same shall become immediately due and payable, anything in the Note to the contrary notwithstanding.

          (b) Upon the occurrence of any Event of Default, the Lender may immediately, without demand for payment, without advertising and without notice to Guarantor, all of which is and are hereby expressly waived, sell any or all of the Warrants held under the terms of this Agreement at public or private sale, and apply the proceeds of said sale as far as needed toward the payment of the whole of the indebtedness of the Guarantor to the Lender, together with interest and expense of sale, and the Guarantor shall remain responsible for any deficiency remaining unpaid after such application; and it is expressly understood and agreed that the Lender may be a purchaser at such sale of the whole or any part of the Warrants, free of any right of equity or redemption, which rights are hereby expressly waived and released; and the said Escrowee is directed to turn over to the purchaser at such sale the Warrants issued in the name of the Guarantor without any further authority of any of the parties hereto.

     4. The Guarantor does hereby covenant and agree that it will pay all of its obligations to the Lender when due and follow and observe the restrictions set forth herein.

     5. Upon Guarantor's discharge of its obligations to Lender and the repayment of all monies due thereunder, or to become due to said Lender, Escrowee is authorized to turn over to Guarantor the Warrants in accordance with the provisions of this Agreement without further authority from any of the parties hereto.

     6. (a) The parties acknowledge that Escrowee is holding the Escrow Account hereunder solely as a stakeholder at the parties request and for their convenience, that Escrowee shall not be deemed to be the agent of any party and that Escrowee shall not be liable to any party for any act or omission on its part unless taken or suffered in bad faith or in willful disregard of this Agreement or involving gross negligence. Guarantor hereby indemnifies and holds Escrowee harmless from and against all costs, claims and expenses (including reasonable attorney's fees) incurred in connection with the performance of Escrowee's duties hereunder, except with respect to actions or omissions taken or suffered by Escrowee in bad faith or in willful disregard of this Agreement or involving gross negligence on the part of Escrowee. In the event a dispute arises over the application of the above capital stock, the Escrowee is hereby authorized to deposit said stock with a court of competent jurisdiction and to abide by the judgment thereof.

          (b) Escrowee may act or refrain from action in respect of any matter referred to herein in full reliance upon and with the advice of counsel which may be selected by it and shall be fully protected in so acting or refraining from action upon the advice of such counsel.

          (c) Escrowee has acknowledged agreement to the provisions of this Agreement by signing in the place indicated below.

          (d) Escrowee shall be permitted to act in any dispute as to the disbursement of the monies held in trust hereunder or any other dispute between the parties whether or not Escrowee is in possession of the deposit monies and continues to act as Escrow Agent.

     IN WITNESS WHEREOF, the parties have caused these presents to be duly executed by duly authorized persons the day and year first above written.


ATTEST:                       BNZ INCORPORATED


                              By: /s/Robert Bertrand
--------------------             ---------------------------------
                              Name: Robert Bertrand
                                   -------------------------------
                              Title: President and Chief Executive Officer
                                    ---------------------------------------



ATTEST:                       XCEL ARNOLD CIRCUITS, INC.


                              By: /s/ Carmine T. Oliva
--------------------             ---------------------------------
                              Name: Carmine T. Oliva
                                   -------------------------------
                              Title: President and Chief Executive Officer
                                    ---------------------------------------





ACCEPTED AND AGREED TO:

GALLAGHER, BRIODY & BUTLER



By:
   ---------------------------


                                         -4-